Exhibit 99.1

Endo Pharmaceuticals Holdings Inc. Announces Stock Repurchase Program and Proposed Private Offering of Convertible Senior Subordinated Notes

April 9, 2008

CHADDS FORD, PA, April 9, 2008—Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP) announced today that its Board of Directors has approved a share repurchase program, authorizing Endo to repurchase in the aggregate up to $750 million of shares of its outstanding common stock. Purchases by Endo under this program may be made from time to time in open market purchases, privately negotiated transactions, accelerated stock repurchase transactions or otherwise, as determined by Endo.

This program does not obligate Endo to acquire any particular amount of common stock. The pace of repurchase activity will depend on factors such as levels of cash generation from operations, cash requirements for investment in the Company’s business, repayment of future debt, if any, current stock price, market conditions and other factors. The share repurchase program may be suspended, modified or discontinued at any time and is set to expire in two years.

Endo Pharmaceuticals Holdings Inc. also announced today its intention to offer $345 million aggregate principal amount of convertible senior subordinated notes due 2015, subject to market conditions. Endo may sell up to an additional $34.5 million in aggregate principal amount of notes upon exercise of an overallotment option that Endo expects to grant to the initial purchasers in connection with the offering.

Endo will be permitted to deliver cash, shares of Endo common stock or a combination of cash and shares, at Endo’s election, to satisfy any future conversions of the notes. It is Endo’s current intent to settle the principal amount of any conversion consideration in cash.

The coupon, conversion price and other terms of the notes will be determined at the time of pricing of the offering. The notes will be Endo’s unsecured obligations, will be subordinated to any senior debt Endo may incur and will rank equally with any future senior subordinated debt.

In connection with the offering, Endo intends to enter into a convertible note hedge transaction with an affiliate of one of the initial purchasers for the purpose of reducing the potential dilution upon future conversion of the notes. Endo also intends to enter into a warrant transaction with the same counterparty. The warrant transaction could have a dilutive effect on Endo’s earnings per share to the extent that the price of its common stock exceeds the strike price of the warrants at exercise.

In addition to entering into the convertible note hedge transaction and the warrant transaction, Endo intends to enter into a privately-negotiated accelerated share repurchase agreement with the same counterparty, as part of its broader share repurchase program described above. The accelerated share repurchase agreement will obligate the counterparty to deliver a specified number of shares of Endo’s common stock to Endo on the day that the note offering closes. Endo may subsequently receive additional shares from the counterparty depending on the volume-weighted average price of Endo’s common stock during a specified averaging period or, in certain limited circumstances, Endo may be required to deliver shares to the counterparty.

Endo intends to use a portion of the net proceeds from this offering to pay the cost of the convertible note hedge transaction, taking into account the proceeds to Endo from the warrant transaction, and to use the balance of the net proceeds, together with cash on hand, to repurchase a variable number of shares of its common stock pursuant to the accelerated share repurchase agreement entered into as part of Endo’s broader share repurchase program.

Endo has been advised that, in connection with hedging the transactions described above, Endo’s counterparty or its affiliates may purchase Endo common stock and enter into various derivative transactions with respect to Endo’s common stock at, and possibly after, the pricing of the notes and may purchase or sell Endo’s common stock in secondary market transactions following the pricing of the notes. These activities could have the effect of increasing, or preventing a decline in, the price of Endo’s common stock concurrently with and possibly following the pricing of the notes. Endo has been further advised that the counterparty or its affiliates are likely to modify their respective hedge positions from time to time prior to conversion or maturity of the notes by purchasing and selling shares of Endo’s common stock, other Endo securities or other instruments they may wish to use in connection with such hedging.

The notes and the shares of common stock underlying the notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and will be offered only to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include the following: (i) Endo’s statements regarding how purchases may be made under its stock repurchase program and the pace of that activity; (ii) Endo’s intention to offer $345 million in aggregate principal amount of the notes, subject to market conditions; (iii) Endo’s expectations regarding granting the initial purchasers an over-allotment option to purchase up to $34.5 million additional aggregate principal amount of the notes, (iv) Endo’s intention regarding the use of the net proceeds of the offering; (v) Endo’s intention to enter into a convertible note hedge transaction, a warrant transaction and an accelerated share repurchase agreement and the intention of the counterparties and/or their respective affiliates to such transactions to enter into various derivative transactions; and (vi) Endo’s expectations regarding the effect on the price of its common stock from the transactions. These statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “will,” “may” or similar expressions are generally forward-looking in nature and not historical facts. You should consider the areas of risk described under the heading “Forward-Looking Statements” and “Risk Factors” in Endo’s periodic reports filed with the Securities and Exchange Commission under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in Endo’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated by the risk factors set forth in any subsequent filing by Endo with the Securities and Exchange Commission, in connection with any forward-looking statements that may be made by Endo generally. Except for ongoing obligations to disclose material information under the federal securities laws, Endo undertakes no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.